Fees Summary	Dec. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 45,588,728.57
Previously Paid Amount	0.00
Total Fee Amount	6,295.80
Total Offset Amount	0.00
Net Fee	$ 6,295.80